UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 30, 2008
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13403 Northwest Freeway Houston, Texas	77040-6094
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 690-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 30, 2008, upon the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors amended and restated our bylaws to modernize our bylaws and harmonize them with our current Board, committee and administrative practices. Many of the changes were administrative or procedural in nature or scope. A summary description of the substantive changes is set forth below. Section references are to the amended and restated bylaws:

Section	Amendment

1.2	Adopt more detailed procedures for calling and bringing business before the annual meeting of shareholders.

1.3	Adopt more detailed procedures for calling and bringing business before special meetings of shareholders.

1.4	Modernize notice provisions to permit electronic delivery.

1.9	Modernize language with respect to electronic transmission of proxies.

2.2	Set the size of the Board at between 5 and 15 directors (formerly from 7 to 15).

2.8	Provide that committees are to consist of NYSE required committees, plus the Investment and Finance Committee.

3.4	Provide that special meetings of the Board may be called by the Chairman, CEO or by 1/3 of the Board (formerly any single director could call a meeting).

4.1	Modernize Board meeting notice provisions.

6.2; 6.6	Provide that Chairman must be independent.

6.7-6.10	Revision and/or addition of provisions with respect to election and duties of CEO, President, COO and CFO.

7.7	Provide that any changes to indemnification rights shall be prospective only.

8.7	Allow issuance of book-entry shares for electronic registration without the issuance of a physical stock certificate.

10.7	Provides that directors and officers are entitled to rely on our corporate records.
     The descriptions of the changes of the amended and restated bylaws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the prior bylaws, a copy of which was filed as an exhibit to our Registration Statement on Form S-1 filed with the SEC on October 27, 1992 and which is incorporated herein by reference, and the amended and restated bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

No.	Exhibit

3.1	Amended and Restated Bylaws of HCC Insurance Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC INSURANCE HOLDINGS, INC.
Date: April 3, 2008	By:	/s/ Randy D. Rinicella
Randy D. Rinicella,
Senior Vice President and General Counsel

Exhibit Index

No.	Exhibit

3.1	Amended and Restated Bylaws of HCC Insurance Holdings, Inc.